ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
EXHIBIT INDEX
EX-99.1 Press Release

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	July 20, 2004

HEALTH CARE REIT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-8923 (Commission File Number)	34-1096634 (I.R.S. Employer Identification Number)

One SeaGate, Suite 1500, Toledo, Ohio (Address of principal executive office)		43604 (Zip Code)

(419) 247-2800
(Registrant’s telephone number, including area code)

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 20, 2004, Health Care REIT, Inc. issued a press release that announced operating results for its second quarter ended June 30, 2004. The press release is posted on the Company’s Web site (www.hcreit.com) under the heading Press Releases. A copy of the press release has been furnished as Exhibit 99.1 to this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant had duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH CARE REIT, INC.
By:	/s/ GEORGE L. CHAPMAN
George L. Chapman
Chairman of the Board and Chief Executive Officer

Date: July 20, 2004

EXHIBIT INDEX

	Designation
	Number Under
Exhibit No.	Item 601 of Regulation S-K	Description
99.1	99	Press release dated July 20, 2004